SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : October 25, 2004

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated July 1, 2004, providing for the issuance of ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates Series 2004-FF1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-108551-08                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2004-FF1 Trust, ABFC Asset-Backed Certificates Series 2004-FF1 pursuant to the terms of the Pooling and Servicing Agreement, dated July 1, 2004 among Asset Backed Funding Corporation, as depositor, Countrywide Home Loans Servicing LP Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

  On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2004 as Exhibit 99.1.

ABFC 2004-FF1 Trust
ABFC Asset-Backed Certificates, Series 2004-FF1
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  October 27, 2004       By: /s/  Mark McDermott
                               ------------------------------------
                                Mark McDermott
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2004

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 25, 2004



                  ABFC Asset-Backed Certificates, Series 2004-FF1
                          STATEMENT TO CERTIFICATEHOLDERS
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE        PRINCIPAL                                                  REALIZED        DEFERRED        PRINCIPAL
CLASS              VALUE        BALANCE      PRINCIPAL      INTEREST        TOTAL          LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        403,699,000.00   395,041,075.24   4,677,748.08     675,959.17     5,353,707.25    0.00          0.00      390,363,327.16
A2        217,880,000.00   213,477,468.59   3,616,842.92     366,944.05     3,983,786.97    0.00          0.00      209,860,625.67
M1         45,199,000.00    45,199,000.00           0.00      89,293.14        89,293.14    0.00          0.00       45,199,000.00
M2         21,696,000.00    21,696,000.00           0.00      55,517.65        55,517.65    0.00          0.00       21,696,000.00
M3          7,231,000.00     7,231,000.00           0.00      19,628.15        19,628.15    0.00          0.00        7,231,000.00
M4          5,424,000.00     5,424,000.00           0.00      18,309.01        18,309.01    0.00          0.00        5,424,000.00
M5          5,424,000.00     5,424,000.00           0.00      21,473.01        21,473.01    0.00          0.00        5,424,000.00
M6          3,616,000.00     3,616,000.00           0.00      15,018.45        15,018.45    0.00          0.00        3,616,000.00
M7          5,062,000.00     5,062,000.00           0.00      21,024.17        21,024.17    0.00          0.00        5,062,000.00
P                   0.00             0.00           0.00     212,119.75       212,119.75    0.00          0.00                0.00
R                   0.00             0.00           0.00           0.00             0.00    0.00          0.00                0.00
TOTALS    715,231,000.00   702,170,543.83   8,294,591.00   1,495,286.55     9,789,877.55    0.00          0.00      693,875,952.83
CE          7,956,015.39     7,956,015.39           0.00   2,115,162.40     2,115,162.40    0.00          0.00        7,956,015.39
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                      ENDING                           PASS-THRU
CLASS     CUSIP        PRINCIPAL      PRINCIPAL        INTEREST        TOTAL          PRINCIPAL          CLASS         RATE
----------------------------------------------------------------------------------------------------------------------------------
A1     04542B HU 9    978.55351447   11.58721741      1.67441378    13.26163119      966.96629707         A1         2.200000 %
A2     04542B HL 9    979.79377910   16.60016027      1.68415665    18.28431692      963.19361883         A2         2.210000 %
M1     04542B HM 7  1,000.00000000    0.00000000      1.97555565     1.97555565    1,000.00000000         M1         2.540000 %
M2     04542B HN 5  1,000.00000000    0.00000000      2.55888874     2.55888874    1,000.00000000         M2         3.290000 %
M3     04542B HP 0  1,000.00000000    0.00000000      2.71444475     2.71444475    1,000.00000000         M3         3.490000 %
M4     04542B HQ 8  1,000.00000000    0.00000000      3.37555494     3.37555494    1,000.00000000         M4         4.340000 %
M5     04542B HR 6  1,000.00000000    0.00000000      3.95888827     3.95888827    1,000.00000000         M5         5.090000 %
M6     04542B HS 4  1,000.00000000    0.00000000      4.15333241     4.15333241    1,000.00000000         M6         5.340000 %
M7     04542B HT 2  1,000.00000000    0.00000000      4.15333267     4.15333267    1,000.00000000         M7         5.340000 %
TOTALS                981.73952727   11.59707982      2.09063442    13.68771425      970.14244745

CE     N/A          1,000.00000000    0.00000000    265.85700207   265.85700207    1,000.00000000         CE         0.000000 %

-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
                     ---------------------------------------


Sec. 4.06(iii) O/C Amount                                                                                             7,956,015.39
Sec. 4.06(iii) Targeted O/C Amount                                                                                    7,955,057.17
Sec. 4.06(iii) O/C Deficiency Amount                                                                                          0.00
Sec. 4.06(iii) O/C Release Amount                                                                                             0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                                2,115,162.40
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                                        2,115,162.40
Sec. 4.06(iii) Extra Principal Distribution Amount                                                                            0.00

Sec. 4.06(iv) Servicing Compensation                                                                                    295,886.07

Sec. 4.06(v) Current Advances                                                                                                 0.00

Sec. 4.06(vi) Total Ending Collateral Balance                                                                       701,831,968.22

Sec. 4.06(vii) Total Beginning Number of Loans                                                                            3,174.00

Sec. 4.06(vii) Total Ending Number of Loans                                                                               3,145.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                                          5.74263 %

Sec. 4.06(vii)Weighted Average Term to Maturity                                                                             354.62

Sec. 4.06(viii)Loans Delinquent
                                                     Group 1
                                                                                               Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                    14             2,065,600.56                  0.45 %
                                               2 Month                     4               408,426.10                  0.09 %
                                               3 Month                     0                     0.00                  0.00 %
                                               Total                      18             2,474,026.66                  0.54 %
                                                Group 2
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                    5             2,826,513.60                  1.15 %
                                               2 Month                    5             2,543,284.11                  1.04 %
                                               3 Month                    0                     0.00                  0.00 %
                                                Total                     10            5,369,797.71                  2.19 %
                                                Group Totals
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                    19             4,892,114.16                  0.70 %
                                               2 Month                     9             2,951,710.21                  0.42 %
                                               3 Month                     0                     0.00                  0.00 %
                                                Total                     28             7,843,824.37                  1.12 %

                                               Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                         Loans in Foreclosure
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %
                                                     Group 2
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                         Loans in Bankruptcy

                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %
                                                     Group 2
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %

Sec. 4.06(ix)Loans in REO
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %
                                                     Group 2
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                         0                  0.00                  0.00 %

Sec. 4.06(x) REO Book Value

Sec. 4.06(xi) Principal Prepayments                                                                                8,097,668.74
                Group 1                                                                                            4,535,411.08
                Group 2                                                                                            3,562,257.66

Sec. 4.06(xii) Realized Losses
Current Realized Losses                                                                                                    0.00
                Group 1                                                                                                    0.00
                Group 2                                                                                                    0.00

Cumulative Realized Losses Incurred                                                                                        0.00
                Group 1                                                                                                    0.00
                Group 2                                                                                                    0.00

Sec. 4.06(xii) Subsequent Recoveries                                                                                       0.00
                Group 1                                                                                                    0.00
                Group 2                                                                                                    0.00

Class M1 Unpaid Realized Loss Amount                                                                                       0.00
Sec. 4.06(xiii) Certificates Realized Losses                                                                               0.00

Class M1 Applied Realized Loss Amount                                                                                      0.00

Class M2 Unpaid Realized Loss Amount                                                                                       0.00
Class M2 Applied Realized Loss Amount                                                                                      0.00

Class M3 Unpaid Realized Loss Amount                                                                                       0.00
Class M3 Applied Realized Loss Amount                                                                                      0.00

Class M4 Unpaid Realized Loss Amount                                                                                       0.00
Class M4 Applied Realized Loss Amount                                                                                      0.00

Class M5 Unpaid Realized Loss Amount                                                                                       0.00
Class M5 Applied Realized Loss Amount                                                                                      0.00

Class M6 Unpaid Realized Loss Amount                                                                                       0.00
Class M6 Applied Realized Loss Amount                                                                                      0.00

Class M7 Unpaid Realized Loss Amount                                                                                       0.00
Class M7 Applied Realized Loss Amount                                                                                      0.00


Sec. 4.06(xiv)Cap Carryover Amount - Class A1                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class A1                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class A2                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class A2                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M1                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M1                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M2                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M2                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M3                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M3                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M4                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M4                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M5                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M5                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M6                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M6                                                                       0.00
Sec. 4.06(xiv)Cap Carryover Amount - Class M7                                                                              0.00
Sec. 4.06(xiv)Unpaid Cap Carryover Amount - Class M7                                                                       0.00

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                                           0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                                        1,479.43

Sec. 4.06(xvii) Cap Carryover Payments From Excess Cash Flow                                                               0.00
Sec. 4.06(xvii) Cap Carryover Payments From Reserve Account                                                                0.00
A1 Cap Amount Paid                                                                                                         0.00
A2 Cap Amount Paid                                                                                                         0.00
M1 Cap Amount Paid                                                                                                         0.00
M2 Cap Amount Paid                                                                                                         0.00
M3 Cap Amount Paid                                                                                                         0.00
M4 Cap Amount Paid                                                                                                         0.00
M5 Cap Amount Paid                                                                                                         0.00
M6 Cap Amount Paid                                                                                                         0.00
M7 Cap Amount Paid                                                                                                         0.00


A2 Cap Amount Paid                                                                                                         0.00
M1 Cap Amount Paid                                                                                                         0.00
M2 Cap Amount Paid                                                                                                         0.00
M3 Cap Amount Paid                                                                                                         0.00
M4 Cap Amount Paid                                                                                                         0.00
M5 Cap Amount Paid                                                                                                         0.00
M6 Cap Amount Paid                                                                                                         0.00
M7 Cap Amount Paid                                                                                                         0.00
Sec. 4.06(xviii) O/C Deficiency Amount                                                                                     0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                                  NO

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Loan Group Balance

Sec. 4.06(xx) Available Funds                                                                                      11,704,163.87

Sec 4.06(xxiv) Repurchased Principal                                                                                        0.00

Sec. 4.06(xxv) Credit Risk Manager Fee Paid                                                                             9,764.24

Sec. 4.06(xxvi) Prepayment Premiums Received                                                                          212,119.75
                Group 1                                                                                               143,709.71
                Group 2                                                                                                68,410.04

Sec. 4.06(xxvii) DA Reserve Account
                DA Dividends Deposited                                                                                      0.00
                DA Dividends Forfeited to Distribution Account                                                              0.00

Sec. 4.06(xxviii) Subsequent Recoveries                                                                                     0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.